UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 10, 2007

Avery Dennison Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

150 North Orange Grove Boulevard, Pasadena, California		91103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-304-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01 Regulation FD Disclosure.

The information, furnished under this "Item 7.01. Regulation FD Disclosure," is furnished pursuant to Regulation FD (17 CFR243.100-243.103) and shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934.

On September 10, 2007, Avery Dennison Corporation (the "Company") issued a news release providing an update on its long-term business plans and near-term financial outlook. A copy of the Company’s news release is furnished as Exhibit 99.1 hereto.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:

Certain statements contained in this news release are "forward-looking" statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or expected results depending on a variety of factors, including but not limited to fluctuations in cost and availability of raw materials; ability of the Company to achieve and sustain targeted cost reductions, including synergies expected from the integration of the Paxar business in the time and at the cost anticipated; foreign currency exchange rates; worldwide and local economic conditions; impact of competitive products and pricing; selling prices; impact of legal proceedings, including the Australian Competition and Consumer Commission investigation into industry competitive practices, and any related proceedings or lawsuits pertaining to this investigation or to the subject matter thereof or of the concluded investigations by the U.S. Department of Justice (“DOJ”), the European Commission, and the Canadian Department of Justice (including purported class actions seeking treble damages for alleged unlawful competitive practices, and a purported class action related to alleged disclosure and fiduciary duty violations pertaining to alleged unlawful competitive practices, which were filed after the announcement of the DOJ investigation), as well as the impact of potential violations of the U.S. Foreign Corrupt Practices Act based on issues in China; impact of epidemiological events on the economy and the Company’s customers and suppliers; successful integration of acquisitions; financial condition and inventory strategies of customers; timely development and market acceptance of new products; fluctuations in demand affecting sales to customers; and other matters referred to in the Company’s SEC filings.

The Company believes that the most significant risk factors that could affect its ability to achieve its stated financial expectations in the near-term include (1) the impact of economic conditions on underlying demand for the Company’s products; (2) the impact of competitors’ actions, including expansion in key markets, product offerings and pricing; (3) the degree to which higher raw material and energy-related costs can be passed on to customers through selling price increases (and previously implemented selling price increases can be sustained), without a significant loss of volume; (4) potential adverse developments in legal proceedings and/or investigations regarding competitive activities, including possible fines, penalties, judgments or settlements; and (5) the ability of the Company to achieve and sustain targeted cost reductions, including expected synergies associated with the Paxar integration.

For a more detailed discussion of these and other factors, see "Risk Factors" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Form 10-K, filed on February 28, 2007, and "Risk Factors" in Form 10-Q, filed on August 9, 2007, with the Securities and Exchange Commission. The forward-looking statements included in this news release are made only as of the date of this news release, and the Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avery Dennison Corporation

September 10, 2007	By:	/s/ Daniel R. O'Bryant

Name: Daniel R. O'Bryant
Title: Executive Vice President, Finance and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	News release dated September 10, 2007.